Gulf South Bank
Conference
New Orleans
May 12, 2014
Ernest S. Pinner, Chairman & CEO
James J. Antal, Chief Financial Officer
Stephen D. Young, Treasurer (and
chief operating officer of subsidiary
bank)
Exhibit 99.1

This presentation contains forward-looking statements, as defined by Federal
Securities Laws, relating to present or future trends or factors affecting the operations, markets and products of CenterState Banks, Inc. (CSFL). These statements are provided to assist in the understanding of future financial performance. Any such statements are based on current expectations and involve a number of risks and uncertainties. For a discussion of factors that may cause such forward-looking statements to differ materially from actual results, please refer to CSFL’s most recent Form 10-Q and Form 10-K filed with the Securities
Exchange Commission.
CSFL undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this presentation.
Forward Looking Statement
2

Company Overview

Correspondent Banking Market
As of 3/31/14
•
Headquartered in Davenport, FL
$3.0 billion in assets
$1.8 billion in loans
$2.6 billion in deposits
•
Company formed:  June 2000
1 Subsidiary Bank
51 Branch banking offices
Correspondent Segment
Corporate Overview

18
CSFL – Best Positioned Florida Consolidator
Source:  SNL Financial
Data as of MRQ available
5
Ocala National Bank (Jan 2009)
Olde Cypress Community Bank (July 2010)
Independent National Bank of Ocala (Aug 2010)
Community National Bank of Bartow (Aug 2010)
Central Florida State Bank (Jan 2012)
First Guaranty Bank & Trust Co. (Jan 2012)
Federal Trust Acquisition from
The Hartford Insurance Company (Nov 2011)
TD Bank divesture in Putnam (Jan 2011)
Gulfstream Business Bank in Stuart (Jan 2014)
First Southern Bancorp (Pending)
FDIC Acquisitions
Non-FDIC Acquisitions

Gulfstream Business Bank – Closed January 17, 2014
Offices: 4
Assets: $545 million
Deposits: $467 million
Loans: $376 million
Gulfstream Highlights
(1)
(1) Financial data as of 12/31/13
Gulfstream (4 branches)
CSFL (55 branches)
6
Port St. Lucie
Stuart
Jupiter
Delray Beach
Lake
Okeechobee
Vero Beach
Fort Pierce

Efficiency Initiatives
Total fully phased-in expense
reduction – $6 million annually
Branch closures – $2.7 million annually
Other restructuring and expense
reductions – $3.3 million annually
8 branch closings in April 2014

(1) Based on financial data as of December 31, 2013
Source: CSFL Management, FSOF Management
First Southern Highlights
(1)
Offices: 17
Assets: $1,093 million
Deposits: $883 million
Loans: $635 million
CSFL Branches
CSFL & FSOF Branches
FSOF Branches
First Southern Bancorp, Inc. – Expected to close June 2014

Florida Trends 9 Source: U.S. Census Bureau and Bureau of Labor Statistics

Source: Florida Realtors Monthly Market Detail (March 2014) – Single Family Homes
Florida Real Estate – Single Family Homes
10
24,000
22,000
20,000
18,000
16,000
14,000
12,000
10,000
$190K
$180K
$170K
$160K
$150K
$140K
$130K
$120K
$110K
190,000
170,000
150,000
130,000
110,000
90,000
70,000

1st Quarter Financial Summary

1st Quarter Summary of Financial Results
1Q14 4Q13
EPS $0.03 $0.06
Operating EPS $0.13 $0.07
•
Merger related expenses
Gulfstream $2,072
First Southern $275
•
Efficiency initiatives- charges
Impairment charges $2,653
RIF severance $505
•
Efficiency improvements
•
GSB & Branch closures
•
NIM unchanged
•
4.65% vs. 4.65%
•
PCI loans and IA effect
•
ALLL
•
Credit issues in rear view mirror
•
Bond sales
•
First Southern effect
Current Qtr take-aways

NIM Summary
1.  Interest bearing deposits.  Does not include non-interest bearing checking accounts.
13
1Q14 4Q13
Average Avg Average Avg
Balance Rate Balance Rate
Loans $1,513,060 4.75% $1,229,868 4.64%
PCI loans 251,587 13.27% 240,804 13.00%
Securities 532,046 3.04% 453,658 2.94%
Fed funds sold and other 197,915 0.49% 161,270 0.52%
Total interest earning assets $2,494,608 4.91% $2,085,600 4.92%
Interest bearing
deposits¹
$1,653,806 0.33% $1,405,244 0.35%
All other 94,340 1.08% 71,505 0.96%
Total interest bearing liabilities $1,748,146 0.37% $1,476,749 0.38%
Net Interest Margin 4.65% 4.65%

14
Relationship between Covered loans and FDIC indemnification asset (IA)

Covered Loans – Average Yields*
* As adjusted, excludes accelerated accretion related to ASC 310-10 loans
IA Amortization Expense
At 3/31/14 remaining projected IA to be amortized ($34M)

Loan Growth, excludes PCI loans
Loan Production by Quarter
•
Avg yld funded loans 4.54%
•
27% Resi
•
33% CRE
•
24% C&I
•
16% all other
•
Loan pipeline:
End of 1Q14:  $140M
End of 4Q13:  $114M
End of 3Q13:  $124M
End of 2Q13:  $150M
End of 1Q13:  $175M
Current Quarter Loan Production

16

ALLL – excluding PCI Loans
FAS 5 Component (excluding Gulfstream) Total ALLL  (excluding PCI loans)
Loan Balance ALLL
Loans (Fas 5)
$1,218,614 $16,994 1.39%
Gulfstream loans
319,665 --- ---
Impaired Loans (Fas 114)
26,555 1,919 7.23%
Total Non-PCI Loans
$1,564,834 $18,913 1.21%
ALLL as a % of NPLs= 62%

17
ALLL – PCI loans

FDIC Not Total % of
Covered Covered PCI Loans Legal Bal
Legal Balance $291,821 $41,540 $333,361 100%
Discount Balance (72,088) (10,473) (82,561) (25%)
Book Value $219,733 $31,067 $250,800 75%
ALLL (1,183) --- (1,183)
Total, net of ALLL $218,550 $31,067 $249,617

18 Credit Metrics Credit Related Expenses Net Charge-offs 18

EPS – 6 years Profitability Metrics 19 EPS & Operating EPS - 5 quarters

10
Efficiency Ratio
Operating Efficiencies
20
* Efficiency Ratio is defined as follows: [non-interest expense – intangible amortization – credit related expenses – merger related expenses – other nonrecurring expense] / [net interest income (fully tax equivalent) + non-interest income – gain on sale of AFS securities – FDIC indemnification revenue – nonrecurring income]
**Efficiency Ratio, excluding Correspondent Banking is defined as follows: [non-interest expense – Correspondent Banking non-
interest expense – intangible amortization – credit related expenses – merger related expenses – other nonrecurring expense] /
[net interest income (fully tax equivalent) – Correspondent Banking net interest income + non-interest income – Correspondent
Banking non-interest income – gain on sale of AFS securities – FDIC indemnification revenue – nonrecurring income]

Loan Portfolio

Total Loans by Type Total Loans Detail
Loan Type
No. of
Loans Balance
Avg Loan
Balance
Residential Real
Estate
4,715
$ 495 MM
$105,000
CRE-Owner
Occupied
957
$ 387 MM
$404,400
CRE-Non Owner
Occupied
646
$ 349 MM
$540,200
Construction,
A&D, & Land
465
$ 61 MM
$131,200
Commercial &
Industrial
1,858
$ 218 MM
$117,300
Consumer & All
Other
2,874
$ 55 MM
$19,100
Total
11,515
$ 1,565 MM
$135,900
Total Loan Portfolio
as of March 31, 2014
Excluding purchased credit-impaired loans

Loans, excluding PCI loans Yields (TEY) Average Balances 23 New Loan Production – Average Yields New Loan Production

Covered Loans – Average Yields* Covered Loans – Average Balances Covered Loans, included in total PCI loans 24 * Excluding accelerated accretion related to ASC 310-10 loans

25

FDIC Indemnification Asset
$34M
FDIC
Reimbursement
Write-Off
$43M
Collect from Borrower
(or sale of OREO)
$31M Expected reimbursements from FDIC for 80% of expected losses
$34M Previously expected reimbursements for previously expected losses no longer expected
$65M Total indemnification assets
Written off over the lesser of the remaining expected life of the related loan pool(s) or the remaining term of the related loss share agreement(s).
Amortization of Indemnification Asset ($34M)
as of March 31, 2014

Indemnification Asset (“IA”) amortization and its relationship with FDIC covered loan interest income accretion
26
Interest Income and Amortization Expense
8 Quarter Average =
4.78%
Yields on Covered Loans and Indemnification Asset

Credit Trends

NPAs / Loans & OREO (%)
Source: SNL Financial, MRQ presented if current quarter not yet available
Nonperforming assets include  loans 90 days or more past due, nonaccrual loans, and OREO/ORA; and exclude FDIC covered assets
Southeastern peers include ABCB, PNFP, RNST, SCBT, UBSH and UCBI.
Florida peers include all banks headquartered in Florida with total assets between $500 million and $5 billion.

Deposit Portfolio

Total  Deposits by Type Total Deposits Detail
23
Total Deposit Portfolio
as of March 31, 2014
Deposit Type
No. of
Deposits Balance
Avg Deposit
Balance
Demand
Deposits
43,283
$ 839 MM
$19,400
Now Accounts
50,961
$ 559 MM
$11,000
Savings
Deposits
17,487
$ 235 MM
$13,400
Money Market
4,442
$ 482 MM
$108,600
Certificates of
Deposits
11,402
$ 444 MM
$38,900
Total
127,575
$ 2,559 MM
$20,100

Core deposits defined as non-time deposits.
Total Deposits Number of Deposit Accounts (000’s)
Building Franchise Value with Core Deposits
30
Value of core deposits not fully
realized in this low rate environment.
Approximately 127,575 total accounts
- $20,056 average balance per account
Cost of Deposits

Appendix

1.  Assumes 8% capital allocation.
Correspondent Analysis

Correspondent Earnings Ratios
2009 2010 2011 2012 2013
ROE 38.06% 59.07% 33.14% 58.80% 15.99%
ROA 3.04% 4.73% 2.65% 4.70% 1.28%
Net Capital Mkt Revenue
Fixed Non-Interest
Expense
Net Interest Income
Net Income
$0
$2,000,000
$4,000,000
$6,000,000
$8,000,000
$10,000,000
$12,000,000
$14,000,000
$16,000,000
$18,000,000
2009 2010 2011 2012 2013
Correspondent Income Analysis
1

Correspondent Analysis 34 $0 $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 2009 2010 2011 2012 2013 Recurring Revenue International Clearing/Fed Funds BA / SK Asset Liability